                                                                    EXHIBIT 10.8


                                 AMENDMENT NO. 5

                          Dated as of December 21, 2001

                                       to

           AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

                         Dated as of September 27, 1999

         THIS AMENDMENT NO. 5 (this "AMENDMENT") dated as of December 21, 2001 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor, NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Collection Agent, ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("ENTERPRISE"), as a Conduit Investor, COMPASS US ACQUISITION, LLC, a Delaware limited liability company ("COMPASS"), as a Conduit Investor, GIRO MULTI-FUNDING CORPORATION, a bankruptcy-remote special purpose company incorporated in Delaware ("GMFC"), as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO as Bank Investors, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH ("WESTLB"), as an Administrative Agent, BAYERISCHE LANDESBANK, NEW YORK BRANCH ("BLB"), as an Administrative Agent and BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as an Administrative Agent and as Agent.

                             PRELIMINARY STATEMENTS

                  A. The Transferor, the Collection Agent, Compass, Enterprise, GMFC, the Bank Investors, WestLB, as an Administrative Agent, BLB, as an Administrative Agent, and Bank of America, as an Administrative Agent and as Agent, are parties to that certain Amended and Restated Transfer and Administration Agreement dated as of September 27, 1999 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

                  B. The parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE TAA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the TAA is amended as follows:

                  1.1      The definition of "Commitment Termination Date" in
Section 1.1 of the TAA is amended to change the date set forth therein from "December 21, 2001" to "October 24, 2002".

                  1.2      The definition of "Concentration Factor" in Section
1.1 of the TAA is amended to add the following at the end of such definition:

                           "; PROVIDED that (i) for so long as Aetna Inc. is
                  rated at least BBB by Standard & Poor's and at least Baa2 by Moody's, the Concentration Factor for Aetna Inc. shall be 7.5% of the Net Investment outstanding on such date, (ii) for so long as Cigna Corp. is rated at least A by Standard & Poor's and at least A2 by Moody's, the Concentration Factor for Cigna Corp. shall be 10% of the Net Investment outstanding on such date and (iii) for so long as United Healthcare Corporation is rated at least A by Standard & Poor's and at least A2 by Moody's, the Concentration Factor for United Healthcare Corporation shall be 10% of the Net Investment outstanding on such date;"

                  1.3      The definition of "Eligible Receivable" in Section
1.1 of the TAA is amended to delete clause (iii)(E) set forth therein and to insert the word "and" immediately before clause (iii)(D) thereof.

                  1.4 The definition of "Facility Limit" in Section 1.1 of the TAA is amended to change the dollar amount set forth therein from "$500,000,000" to "$560,000,000".

                  1.5 The definition of "Moody's" in Section 1.1 of the TAA is hereby amended in its entirety to read as follows:

                           "MOODY'S" means Moody's Investors Service.

                  1.6      The definition of "Net Receivables Balance" in
Section 1.1 of the TAA is amended and restated in its entirety to read as follows:
                           "NET RECEIVABLES BALANCE" means at any time the
                  Outstanding Balance of the Eligible Receivables at such time reduced, without duplication, by the sum of (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Designated Obligor or class of Designated Obligors exceeds the Concentration Factor for such Designated Obligor or class of Designated Obligors, PLUS (ii) the aggregate Outstanding Balance of all Eligible Receivables which are Defaulted Receivables, PLUS (iii) the excess, if any, of (A) the aggregate Outstanding Balance of all Eligible Receivables of each Obligor referred to in clause (G) of the definition of "Obligor" contained in this Section 1.1, over
                  (B) an amount equal to 5% of the aggregate Outstanding Balance of all Eligible Receivables, PLUS (iv) the aggregate amount by which the Outstanding Balance of all Eligible Receivables originated by any member of the Spectra Renal Management Group exceeds 7.5% of the Net Investment.

                  1.7 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                           "RATING AGENCY" means, at any time, Moody's, S&P or
                  any other rating agency chosen by a Conduit Investor or its Related CP Issuer to rate its commercial paper notes at such time.

                  1.8      The definition of "Related Group Limit" in Section
1.1 of the TAA is amended and restated in its entirety to read as follows:

                           "RELATED GROUP LIMIT" means (i) with respect to the
                  Related Group that includes Enterprise, $220,000,000, (ii) with respect to the Related Group that includes Compass, "$220,000,000 and (iii) with respect to the Related Group that includes GMFC, $120,000,000."

                  1.9 The definition of "Termination Date" in Section 1.1 of the TAA is amended to change the date set forth in clause (viii) thereof from "December 21, 2001" to "October 24, 2002".

                  1.10 Clause (i)(z) of the second sentence of Section 2.2(a) of the TAA is amended to replace the dollar amount "$490,000,000" with the dollar amount "$548,800,000".

                  1.11 Clause (ii) of Section 2.11 of the TAA is amended and restated in its entirety to read as follows:

                           "(ii) a listing by Primary Payor of all Receivables
                  together with an analysis as to the aging of such Receivables as of such last day, but only to the extent the Receivable Systems of the Collection Agent are able to generate such information".

                  1.12 Clause (iii) of Section 5.1(a) of the TAA is amended by adding the following at the end of such Section immediately before the period:

                           "and (z) such Person has reviewed each Investor
                  Report prepared by the Collection Agent since the end of the last day of the immediately preceding quarterly period of the Transferor's fiscal year and the information upon which each such Investor Report was based and, based on such review, such Person has concluded that (1) the calculation of the Net Receivables Balance (including, without limitation, the calculation of each of the items described in clauses (i) through (iv) of the definition of "Net Receivables Balance") by the Collection Agent in each such Investor Report is accurate and complete in all material respects and (2) each such Investor Report is otherwise accurate and complete in all material respects".

                  1.13 Schedule II to the TAA is amended in its entirety to read as set forth in the attached Schedule II.

                  1.14 Exhibit E to the TAA is hereby amended and restated in its entirety to read as set forth in New Exhibit E attached hereto.

                  1.15 Exhibit Q is hereby amended and restated in its entirety to read as set forth in the new Exhibit Q attached hereto. Upon the effectiveness of such amendment and restatement, each of the entities set forth on such new Exhibit Q under the heading "New Transferring Affiliate" (each a "NEW TRANSFERRING AFFILIATE") shall be a Transferring Affiliate under and for purposes of the TAA.

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

                  (a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

                  (b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMC and FMCH;

                  (c) a copy of the resolutions of the Board of Directors of each of the Transferor, the Collection Agent and each New Transferring Affiliate certified by its Secretary approving the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents to be delivered by such Person hereunder or thereunder;

                  (d) the Certificate of Incorporation of each New Transferring Affiliate certified by the Secretary or Assistant Secretary of each New Transferring Affiliate;

                  (e) a Good Standing Certificate for each of the Transferor and each Originating Entity issued by the Secretary of State or other similar official of such Person's jurisdiction of incorporation;

                  (f) a Certificate of Secretary or Assistant Secretary of each of the Transferor, the Collection Agent and each New Transferring Affiliate substantially in the form of Exhibit L to the TAA;

                  (g) for each Originating Entity and the Transferor, copies of proper financing statements, dated a date reasonably near the date hereof naming such Originating Entity or the Transferor, as applicable, as the debtor in favor of the Agent, for the benefit of the Investors, as the secured party or other similar instruments or documents as may be necessary or in the reasonable opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to cause the Agent's undivided percentage interest in all Receivables and the Related Security and Collections relating thereto to be a continuously perfected first priority interest through the Termination Date;

                  (h) an opinion of Douglas G. Kott, Deputy General Counsel for FMCH, NMC and each Transferring Affiliate, acting as counsel to FMCH, the Transferor, the Collection Agent and the Originating Entities, in form and substance satisfactory to each Administrative Agent;

                  (i) an opinion of Dr. Rainer Runte, acting as counsel to FMC, in form and substance satisfactory to each Administrative Agent;

                  (j) an opinion of Arent Fox Kintner Plotkin & Kahn, PLLC, special counsel to FMC, FMCH, the Transferor and the Seller, covering certain bankruptcy and general corporate matters in form and substance satisfactory to each Administrative Agent;

                  (k) an opinion of Arent Fox Kintner Plotkin & Kahn, PLLC, special counsel to the Transferor and the Originating Entities relating to UCC issues, in form and substance satisfactory to each Administrative Agent;

                  (l) Amendment No. 2 to Transferring Affiliate Letter, duly executed and delivered by the Seller and each of the Transferring Affiliates, in the form attached hereto as Exhibit B;

                  (m) Amendment No. 4 to the Parent Agreement, duly executed and delivered by FMC, FMCH and the Transferor, in the form attached as Exhibit C;

                  (n) for each Related Group, an amended and restated Fee Letter, in form and substance satisfactory to the Administrative Agent for such Related Group;

                  (o) confirmation from each Rating Agency that the execution and delivery of this Amendment and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by GMFC or the Related CP Issuer for Compass; and

                  (p) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

                  SECTION 3. SUCCESSOR AGENT. Pursuant to Section 9.5 of the TAA, Bank of America hereby notifies each Investor and the Transferor that it shall resign in its capacity as Agent effective as of January 31, 2002 (the "Succession Date"). Effective as of the Succession Date, each Investor hereby appoints WestLB to be the successor Agent and WestLB hereby accepts such appointment. On the Succession Date, WestLB shall succeed to and become vested with all the rights, powers, privileges and duties of the Agent, and Bank of America shall be discharged from its duties and obligations as Agent under the TAA. Notwithstanding the foregoing, the provisions of Article IX of the TAA shall continue to inure to the benefit of Bank of America as to any actions taken or omitted to be taken by it while it was Agent under the TAA. Each of the parties hereto hereby agrees to take such action to reflect the appointment of WestLB as the successor Agent as may be reasonably requested by WestLB. Without limiting the generality of the foregoing, the Collection Agent shall use its best efforts to cause the Concentration Account Bank to execute, on or before the Succession Date, a letter in form and substance reasonably satisfactory to WestLB acknowledging that WestLB has succeeded to all the rights and obligations of the Agent under the Concentration Account Agreement.

                  SECTION 4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR AND THE COLLECTION Agent.

                  4.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  4.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

                  SECTION 5.  REFERENCE TO AND EFFECT ON THE TAA.

                  5.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

                  5.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                              NMC FUNDING CORPORATION,
                              as Transferor


                              By:      /s/ Marc Lieberman
                                 -----------------------------------------------
                              Name:    Marc Lieberman
                              Title:   Treasurer


                              NATIONAL MEDICAL CARE, INC.,
                              as Collection Agent


                              By:      /s/ Marc Lieberman
                                 -----------------------------------------------
                              Name:    Marc Lieberman
                              Title:   Treasurer


                              ENTERPRISE FUNDING CORPORATION,
                              as a Conduit Investor


                              By:      /s/ Tony Wong
                                 -----------------------------------------------
                              Name:    Tony Wong
                              Title:   Vice President


                              COMPASS US ACQUISITION, LLC,
                              as a Conduit Investor


                              By:      /s/ Douglas K. Johnson
                                 -----------------------------------------------
                              Name:    Douglas K. Johnson
                              Title:   President


                              GIRO MULTI-FUNDING CORPORATION,
                              as a Conduit Investor


                              By:      /s/ David O. Taylor
                                 -----------------------------------------------
                              Name:    David Taylor
                              Title:   Vice President


                                Signature Page to
                                 Amendment No. 5

                              BANK OF AMERICA, N.A., as a Bank Investor, as Administrative Agent and as Agent


                              By:      /s/ Brian D. Krum
                                 -----------------------------------------------
                              Name:    Brian D. Krum
                              Title:   Vice President

                              WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH, as a Bank Investor and
                              as Administrative Agent


                              By:      /s/ Christian Brune
                                 -----------------------------------------------
                              Name:    Christian Brune
                              Title:   Associate Director, Securitization

                              By:      /s/ Violet Diamant
                                 -----------------------------------------------
                              Name:    Violet Diamant
                              Title:   Associate Director, Securitization

                              BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                              as a Bank Investor

                              By:      /s/ Hereward Drummond
                                 -----------------------------------------------
                              Name:    Hereward Drummond
                              Title:   Senior Vice President

                              By:      /s/ Wolfgang Kottmann
                                 -----------------------------------------------
                              Name:    Wolfgang Kottmann
                              Title:   Vice President


                              BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                              as Administrative Agent


                              By:      /s/ Alexander Kohnert
                                 -----------------------------------------------
                              Name:    Alexander Kohnert
                              Title:   First Vice President

                              By:      /s/ Lori-ann Wynter
                                 -----------------------------------------------
                              Name:    Lori-Ann Wynter
                              Title:   Vice President











                                Signature Page to
                                 Amendment No. 5

                              LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as a Bank Investor


                              By:      /s/ MARTIN SCHEELE
                                 -----------------------------------------------
                              Name:    Dr. martin Scheele
                              Title:   Vice President

                              By:      /s/ Jens Doring
                                 -----------------------------------------------
                              Name:    Jens Doring
                              Title:   Associate












                                Signature Page to
                                 Amendment No. 5

                                                                       EXHIBIT B


                              FORM OF AMENDMENT TO
                          TRANSFERRING AFFILIATE LETTER

                                                                       EXHIBIT C

                              FORM OF AMENDMENT TO
                                PARENT AGREEMENT

                                  NEW EXHIBIT E

                                       to

                              AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT


                             FORM OF INVESTOR REPORT

                                  NEW EXHIBIT Q

                                       to

                              AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT


                         LIST OF TRANSFERRING AFFILIATES


Chief Executive Office for each              95 Hayden Avenue
Transferring Affiliate:                      Lexington, Massachusetts 02420-9192

                                                                            STATE OF
ORIGINAL TRANSFERRING AFFILIATES                                            INCORPORATION           FEIN
--------------------------------                                            -------------           ----
(before December 21, 2001)

Bio-Medical Applications Management Company, Inc.                             Delaware            22-1946461
Bio-Medical Applications of Aquadilla, Inc.                                   Delaware            04-2968314
Bio-Medical Applications of Alabama, Inc.                                     Delaware            04-2625090
Bio-Medical Applications of Anacostia, Inc.                                   Delaware            04-2716481
Bio-Medical Applications of Arecibo, Inc.                                     Delaware            04-2740118
Bio-Medical Applications of Arizona, Inc.                                     Delaware            04-2977283
Bio-Medical Applications of Arkansas, Inc.                                    Delaware            04-2505389
Bio-Medical Applications of Bayamon, Inc.                                     Delaware            04-2832066
Bio-Medical Applications of Caguas, Inc.                                      Delaware            04-2739513
Bio-Medical Applications of California, Inc.                                  Delaware            04-3129981
Bio-Medical Applications of Camarillo, Inc.                                   Delaware            04-2957737
Bio-Medical Applications of Capitol Hill, Inc.                                Delaware            04-2592736
Bio-Medical Applications of Carolina, Inc.                                    Delaware            04-2696241
Bio-Medical Applications of Carson, Inc.                                      Delaware            04-2999484
Bio-Medical Applications of Columbia Heights, Inc.                            Delaware            04-2583382
Bio-Medical Applications of Connecticut, Inc.                                 Delaware            04-2990950
Bio-Medical Applications of Delaware, Inc.                                    Delaware            04-3183720
Bio-Medical Applications of East Orange, Inc.                                 Delaware            04-2687835
Bio-Medical Applications of Eureka, Inc.                                      Delaware            04-2652260
Bio-Medical Applications of Florida, Inc.                                     Delaware            11-2226338
Bio-Medical Applications of Fremont, Inc.                                     Delaware            04-3033477
Bio-Medical Applications of Fresno,lnc.                                       Delaware            04-3017372
Bio-Medical Applications of Georgia, Inc.                                     Delaware            04-2832065
Bio-Medical Applications of Glendora, Inc.                                    Delaware            04-3002798
Bio-Medical Applications of Guayama, Inc.                                     Delaware            04-2963519
Bio-Medical Applications of Hillside, Inc.                                    Delaware            04-2687843
Bio-Medical Applications of Humacao, Inc.                                     Delaware            04-3039570

Bio-Medical Applications of Illinois, Inc.                                    Delaware            04-2560009
Bio-Medical Applications of Indiana, Inc.                                     Delaware            04-2969825
Bio-Medical Applications of Irvington, Inc.                                   Delaware            04-2687819
Bio-Medical Applications of Jersey City, Inc.                                 Delaware            04-2531570
Bio-Medical Applications of Kansas, Inc.                                      Delaware            04-3291316
Bio-Medical Applications of Kentucky, Inc.                                    Delaware            04-2546968
Bio-Medical Applications of Las Americas, Inc.                                Delaware            04-2999492
Bio-Medical Applications of Long Beach, Inc.                                  Delaware            04-2516909
Bio-Medical Applications of Los Gatos, Inc.                                   Delaware            04-3033478
Bio-Medical Applications of Louisiana, Inc.                                   Delaware            04-2508242
Bio-Medical Applications of Maine, Inc.                                       Delaware            04-2508244
Bio-Medical Applications of Maryland, Inc.                                    Delaware            04-2553140
Bio-Medical Applications of Massachusetts, Inc.                               Delaware            04-3088660
Bio-Medical Applications of Mayaguez, Inc.                                    Delaware            04-2594769
Bio-Medical Applications of Michigan, Inc.                                    Delaware            04-2516906
Bio-Medical Applications of Minnesota, Inc.                                   Delaware            04-3376339
Bio-Medical Applications of Mission Hills, Inc.                               Delaware            04-3061729
Bio-Medical Applications of Mississippi, Inc.                                 Delaware            04-3108559
Bio-Medical Applications of Missouri, Inc.                                    Delaware            04-2975268
Bio-Medical Applications of MLK, Inc.                                         Delaware            04-2879593
Bio-Medical Applications of New Hampshire, Inc.                               Delaware            04-2944527
Bio-Medical Applications of New Jersey, Inc.                                  Delaware            04-3106961
Bio-Medical Applications of New Mexico, Inc.                                  Delaware            04-2520837
Bio-Medical Applications of North Carolina, Inc.                              Delaware            04-3085674
Bio-Medical Applications of Northeast, D.C., Inc.                             Delaware            04-2832070
Bio-Medical Applications of Oakland, Inc.                                     Delaware            04-2553148
Bio-Medical Applications of Ohio, Inc.                                        Delaware            04-3110360
Bio-Medical Applications of Oklahoma, Inc.                                    Delaware            04-3017363
Bio-Medical Applications of Pennsylvania, Inc.                                Delaware            04-2466383
Bio-Medical Applications of Pine Brook, Inc.                                  Delaware            04-2687837
Bio-Medical Applications of Ponce, Inc.                                       Delaware            04-2521638
Bio-Medical Applications of Puerto Rico, Inc.                                 Delaware            04-3167416
Bio-Medical Applications of Rhode Island, Inc.                                Delaware            04-2489760
Bio-Medical Applications of Rio Piedras, Inc.                                 Delaware            04-2968308
Bio-Medical Applications of San German, Inc.                                  Delaware            04-2740117
Bio-Medical Applications of San Juan, Inc.                                    Delaware            04-2520840
Bio-Medical Applications of South Carolina, Inc.                              Delaware            04-2944532
Bio-Medical Applications of Southeast Washington, Inc.                        Delaware            04-2633086
Bio-Medical Applications of Tennessee, Inc.                                   Delaware            04-3074770
Bio-Medical Applications of Texas, Inc.                                       Delaware            11-2226275
Bio-Medical Applications of The District of Columbia, Inc.                    Delaware            04-2558118
Bio-Medical Applications of Trenton, Inc.                                     Delaware            04-2545929
Bio-Medical Applications of Ukiah, Inc.                                       Delaware            04-2652266
Bio-Medical Applications of Virginia, Inc.                                    Delaware            04-3054876
Bio-Medical Applications of West Virginia, Inc.                               Delaware            04-2894956

Bio-Medical Applications of Wisconsin, Inc.                                   Delaware            04-2539147
Bio-Medical Applications of Woonsocket, Inc.                                  Delaware            04-2853785
FMC Dialysis Services - Oregon, LLC  (f/k/a Willamette Valley                 Oregon              93-1175031
 Kidney Center, LLC)
FMC Dialysis Services Colorado, LLC (f/k/a Bio-Medical Applications of        Delaware            04-3447327
Colorado, Inc.)
Fresenius USA, Inc.                                                           Massachusetts       04-2550576
Home Intensive Care, Inc.                                                     Delaware            61-0892053
National Medical Care, Inc                                                    Delaware            04-2835488
Neomedica, Inc                                                                Delaware            04-3357803
San Diego Dialysis Services, Inc.                                             Delaware            04-2487762
Spectra East, Inc.                                                            Delaware            04-3455945
Spectra Laboratories, Inc.                                                    Nevada              94-2825915


                                                                             STATE OF
NEW TRANSFERRING AFFILIATES                                                INCORPORATION              FEIN
--------------------------------                                            -------------             ----
(added December 21, 2001)

Bio-Medical Applications Home Dialysis Services, Inc.                         Delaware             04-3017194
Bio-Medical Applications of Blue Springs, Inc                                 Delaware             04-2975267
Bio-Medical Applications of Clinton, Inc.                                     Delaware             04-3112273
Bio-Medical Applications of Dover, Inc.                                       Delaware             04-2944525
Bio-Medical Applications of Essex, Inc.                                       Delaware             04-3031214
Bio-Medical Applications of Fayetteville, Inc.                                Delaware             04-2944524
Bio-Medical Applications of Hoboken, Inc.                                     Delaware             04-3027026
Bio-Medical Applications of Manchester, Inc.                                  Delaware             04-2969816
Bio-Medical Applications of Nevada, Inc                                       Nevada               93-1087002
Bio-Medical Applications of New York, Inc.                                    Delaware             04-2448922
Bio-Medical Applications of San Antonio, Inc.                                 Delaware             04-3281549
Bio-Medical Applications of South Queens, Inc.                                Delaware             04-2718440
Con-Med Supply Company, Inc.                                                  Illinois             36-3147024
Conejo Valley Dialysis, Inc.                                                  California           95-3249390
Dialysis America Alabama, LLC                                                 Delaware             04-3441502
Dialysis America Georgia, LLC                                                 Delaware             04-3441506
Dialysis Associates of Northern New Jersey, LLC                               New Jersey           22-3547454
Dialysis Services, Inc.                                                       Texas                74-2083988
Dialysis Services of Cincinnati, Inc.                                         Ohio                 31-1374389
Dialysis Specialists of Topeka, Inc.                                          Kansas               48-1178898
Dialysis Specialists of Tulsa, Inc.                                           Oklahoma             73-1508212
DuPage Dialysis Ltd.                                                          Illinois             36-3029873
Everest Healthcare Holdings, Inc.                                             Delaware             04-3540082
Everest Healthcare Indiana, Inc.                                              Indiana              36-3575844
Everest Healthcare Ohio, Inc.                                                 Ohio                 31-1418495
Everest Healthcare Rhode Island, Inc.                                         Delaware             36-4403091
Everest Healthcare Texas Holding Corp                                         Delaware             36-4321504

Everest Healthcare Texas, LP                                                  Delaware             36-4321507
Everest Management, Inc.                                                      Delaware             36-4338092
Fresenius Management Services, Inc.                                           Delaware             04-2733764
Fresenius USA Home Dialysis, Inc.                                             Delaware             04-3476248
Fresenius USA Marketing, Inc.                                                 Delaware             04-3477762
Fresenius USA of Puerto Rico, Inc.                                            Delaware             04-3477759
Fresenius USA Sales, Inc.                                                     Massachusetts        04-3444482
Gulf Region Mobile Dialysis, Inc.                                             Delaware             04-2938292
Haemo-Stat, Inc.                                                              California           95-3529889
Home Dialysis of America, Inc.                                                Arizona              86-0711476
Home Dialysis of Muhlenberg County, Inc.                                      Kentucky             61-1262466
Mercy Dialysis Center, Inc.                                                   Wisconsin            39-1589773
North Buckner Dialysis Center, Inc.                                           Delaware             36-4206319
Northern New Jersey Dialysis, LLC                                             Delaware             36-4291598
Prime Medical, Inc.                                                           Massachusetts        04-3134599
Qualicenters, Inc.                                                            Colorado             84-1168893
Renal Scientific Services, Inc.                                               Delaware             04-2508237
Santa Barbara Community Dialysis Center, Inc.                                 California           95-2814241
Terrell Dialysis Center, LLC                                                  Delaware             36-4247457
WSKC Dialysis Services, Inc.                                                  Illinois             36-2668594

                                 NEW SCHEDULE II

                                       to

                              AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                          COMMITMENTS OF BANK INVESTORS

BANK INVESTOR                                                  COMMITMENT
-------------                                                  ----------

Bank of America, N.A.                                         $195,000,000

Westdeutsche Landesbank Girozentrale,
New York Branch                                               $170,000,000

Bayerische Landesbank, New York Branch                        $120,000,000

Landesbank Hessen - Thueringen Girozentrale                    $75,000,000(1)


--------
(1) Landesbank Hessen - Thueringen Girozentrale is a member of both the Compass and the Enterprise Related Groups. The portion of its Commitment included in the Compass Related Group is $50,000,000. The portion of its Commitment included in the Enterprise Related Group is $25,000,000.